Exhibit 99.2

BRE Properties, Inc.

Third Quarter 2006

Earnings Release and

Supplemental Financial Data

The Stuart at Sierra Madre Villa 188 Units Pasadena, California

BRE Properties, Inc.	Phone	415.445.6530
525 Market Street, 4th Floor	e: Fax:	415.445.6505
San Francisco, CA 94105	E-mail:	ir@breproperties.com

Investor contact: Edward F. Lange, Jr.

EVP	and Chief Financial Officer
415.445.6559

Media contact: Thomas E. Mierzwinski

VP,	Corporate Communications
415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Third Quarter 2006

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

Third Quarter 2006

(Unaudited;	in thousands, except per share, ratio and community data)

	Quarter Ended September 30,		Nine Months ended September 30,
	2006	2005	2006	2005
OPERATING INFORMATION
Total revenues (1)	$84,485	$76,848	$245,408	$219,951

Net income available to common shareholders	$11,495	$6,870	$89,499	$49,209
Per diluted share	$0.22	$0.13	$1.71	$0.95

Funds from Operations (2)	$30,583	$27,297	$109,124	$80,431
FFO per diluted share	$0.58	$0.51	$2.05	$1.53

Nonroutine income items (3)	$0	$0	$22,985	$1,025
Nonroutine income items per diluted share	$0.00	$0.00	$0.43	$0.02

Other Expenses (4)	$576	$759	$1,137	$1,488
Other Expenses per diluted share	$0.01	$0.01	$0.02	$0.03

Dividends per share	$0.5125	$0.5000	$1.5375	$1.50

Adjusted EBITDA (2)	$56,161	$52,232	$162,157	$151,736

Common dividends	$25,917	$25,498	$78,812	$76,163
Preferred dividends	$4,468	$4,468	$13,404	$13,404

Interest expense	$20,372	$19,512	$60,842	$55,949

Interest coverage ratio (5)	2.8	2.7	2.7	2.7

Fixed charge coverage ratio (5)	2.3	2.2	2.2	2.2

Same-store revenue increase/decrease	6.3%	5.1%	6.7%	2.9%
Same-store expense increase/decrease	6.5%	4.7%	8.2%	2.3%
Same-store NOI increase/decrease	6.2%	5.3%	6.0%	3.2%
Operating margins	69%	68%	68%	68%

	9/30/06	9/30/05
CAPITALIZATION DATA
Net real estate investments	$2,598,678	$2,590,971
Total assets, gross	$3,058,542	$2,958,913

Total debt	$1,567,344	$1,496,690
Minority interest	$60,044	$61,675
Preferred stock (at liquidation preference)	$250,000	$250,000
Total shareholders’ equity	$985,603	$1,033,546

Common shares and units outstanding	51,242	52,205
Share price, end of period	$59.73	$44.50

Total market capitalization	$4,878,029	$4,069,813
Total book capitalization	$2,612,991	$2,591,911

Debt to total market capitalization	32%	37%
Debt to total book capitalization	60%	58%
Debt to total assets, gross	51%	51%
Secured debt to total assets	10%	11%

	9/30/06	9/30/05
COMMUNITY INFORMATION
Operating communities:
Wholly or Majority Owned Communities	79	84
Wholly or Majority Owned Units	22,166	23,826

Unconsolidated Joint Venture Communities	9	2
Unconsolidated Joint Venture Units	2,672	488

Communities under development:
Communities	10	9
Units	2,462	2,213

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.
(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	The nine months ended September 30, 2006 EPS and FFO totals include income from land sales totaling $3,485,000 and settlement proceeds related to the Red Hawk Ranch apartment community totaling $19,500,000. The nine months ended September 30, 2005 includes Velocity HSI bankruptcy proceeds.
(4)	For the quarter ended September 30, 2006 Other Expenses relates to a prepayment penalty on notes retired prior to maturity. The nine months ended September 30, 2006 Other Expenses also includes Red Hawk Ranch litigation costs totaling $561,000. For 2005, Other Expenses represents Red Hawk Ranch litigation costs.
(5)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

Third Quarter 2006

(Unaudited, dollar amounts in thousands except per share data)

	September 30, 2006	September 30, 2005
ASSETS

Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$2,680,948	$2,478,781
Construction in progress	215,650	142,045
Less: accumulated depreciation	(383,870)	(312,269)

	2,512,728	2,308,557

Equity interests in and advances to real estate joint ventures:
Investments in rental properties	38,617	10,183

Real estate held for sale, net	—	195,047

Land under development	47,333	77,184

Total real estate portfolio	2,598,678	2,590,971

Cash	13,649	4,291
Other assets	62,345	51,382

TOTAL ASSETS	$2,674,672	2,646,644

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Unsecured senior notes	$1,290,000	$980,000
Unsecured line of credit	—	226,000
Secured line of credit	75,000	75,000
Mortgage loans	202,344	215,690
Accounts payable and accrued expenses	61,681	54,733

Total liabilities	1,629,025	1,551,423

Minority interests	60,044	61,675

Shareholders’ equity:
Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 10,000,000 shares with $25 liquidation preference issued and outstanding at September 30, 2006 and September 30, 2005, respectively.	100	100

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 50,282,869 and 51,186,459 at September 30, 2006 and 2005, respectively.	503	512
Additional paid-in capital	985,000	1,032,934

Total shareholders’ equity	985,603	1,033,546

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,674,672	$2,646,644

BRE Properties, Inc.

Consolidated Statements of Income

Quarters and Nine Months Ended September 30, 2006 and 2005

(Unaudited,	dollar and share amounts in thousands)

	Quarter ended 09/30/2006	Quarter ended 9/30/2005	Nine months ended 09/30/2006	Nine months ended 9/30/2005
REVENUE

Rental income	$80,344	$73,461	$234,192	$210,014
Ancillary income	4,141	3,387	11,216	9,937

Total revenue	84,485	76,848	245,408	219,951

EXPENSES

Real estate expenses	$26,535	$24,366	$77,860	$69,576
Depreciation	18,353	18,893	55,860	52,722
Interest expense	20,372	19,512	60,842	55,949
General and administrative	3,972	4,045	13,157	12,853
Other expenses	576	759	1,137	1,488

Total expenses	69,808	67,575	208,856	192,588
Other income	1,472	446	25,501	2,146

Income before minority interests, partnership income and discontinued operations	16,149	9,719	62,053	29,509
Minority interests	(897)	(915)	(2,702)	(2,620)
Partnership income	711	155	1,289	402

Income from continuing operations	15,963	8,959	60,640	27,291
Discontinued operations:
Discontinued operations, net (1)	—	2,379	3,961	8,425
Net gain on sales	—	—	38,302	26,897

Total discontinued operations	—	2,379	42,263	35,322
NET INCOME	$15,963	$11,338	$102,903	$62,613
Dividends attributable to preferred stock	4,468	4,468	13,404	13,404

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$11,495	$6,870	$89,499	$49,209

Net income per common share - basic	$0.23	$0.13	$1.75	$0.97

Net income per common share - assuming dilution	$0.22	$0.13	$1.71	$0.95

Weighted average shares outstanding - basic (2)	50,875	51,065	51,065	50,830

Weighted average shares outstanding - assuming dilution (2)	52,090	51,990	52,285	51,640

(1)	Details of net earnings from discontinued operations. For 2006 includes seven properties held for sale and contributed to a joint venture in April 2006. For 2005 also includes results from three properties sold during the first six months of 2005.

	Quarter ended 09/30/2006	Quarter ended 9/30/2005	Nine months ended 09/30/2006	Nine months ended 9/30/2005
Rental and ancillary income	$0	$5,184	$6,646	$18,090
Real estate expenses	—	(1,990)	(2,685)	(6,424)
Depreciation	—	(815)	—	(3,241)

Income from discontinued operations, net	$0	$2,379	$3,961	$8,425

(2)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited,	dollar amounts in thousands except per share data)

	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
ASSETS

Real estate portfolio:
Direct investments in real estate:
Investments in rental properties	$2,680,948	$2,656,658	$2,588,423	$2,530,046	$2,478,781
Construction in progress	215,650	134,293	175,001	171,423	142,045
Less: accumulated depreciation	(383,870)	(366,222)	(348,418)	(330,067)	(312,269)

	2,512,728	2,424,729	2,415,006	2,371,402	2,308,557
Equity interests in real estate joint ventures:
Investments in rental properties	38,617	38,644	10,033	10,088	10,183

Real estate held for sale	—	—	196,179	195,447	195,047

Land under development	47,333	106,206	98,427	62,458	77,184

Total real estate portfolio	2,598,678	2,569,579	2,719,645	2,639,395	2,590,971

Cash	13,649	4,365	16,062	18,543	4,291
Other assets	62,345	52,759	49,207	46,452	51,382

TOTAL ASSETS	$2,674,672	2,626,703	2,784,914	2,704,390	2,646,644

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Unsecured senior notes	$1,290,000	$980,000	$980,000	$980,000	$980,000
Unsecured line of credit	—	180,000	386,000	301,000	226,000
Secured line of credit	75,000	75,000	75,000	75,000	75,000
Mortgage loans	202,344	203,087	203,825	204,574	215,690
Accounts payable and accrued expenses	61,681	61,408	59,275	55,999	54,733

Total liabilities	1,629,025	1,499,495	1,704,100	1,616,573	1,551,423

Minority interests	60,044	60,043	60,812	61,675	61,675

Shareholders’ equity:
Preferred stock	100	100	100	100	100
Common stock	503	514	513	513	512
Additional paid-in capital	985,000	1,066,551	1,019,389	1,025,529	1,032,934

Total shareholders’ equity	985,603	1,067,165	1,020,002	1,026,142	1,033,546

TOTAL LIABILITIES AND EQUITY	$2,674,672	$2,626,703	$2,784,914	$2,704,390	$2,646,644

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Sept. 30, 2006	June. 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005
REVENUE

Rental income	$80,344	$78,466	$75,382	$74,884	$73,461
Ancillary income	4,141	3,621	3,454	3,298	3,387

Total revenue	84,485	82,087	78,836	78,182	76,848

EXPENSES

Real estate expenses	$26,535	$26,163	$25,162	$22,625	$24,366
Depreciation	18,353	18,376	19,131	18,313	18,893
Interest expense	20,372	19,680	20,790	20,604	19,512
General and administrative	3,972	4,745	4,440	4,963	4,045
Other expenses	576	62	499	1,182	759

Total expenses	69,808	69,026	70,022	67,687	67,575

Other income	1,472	23,392	637	738	446

Income before minority interests, partnership income and discontinued operations	16,149	36,453	9,451	11,233	9,719

Minority interests	(897)	(897)	(908)	(915)	(915)
Partnership income	711	444	134	4,673	155

Income from continuing operations	15,963	36,000	8,677	14,991	8,959

Discontinued operations:

Discontinued operations, net (1)	—	783	3,178	3,343	2,379
Net gain on sales	—	38,302	—	—	—

Total discontinued operations	—	39,085	3,178	3,343	2,379

NET INCOME	$15,963	$75,085	$11,855	$18,334	$11,338

Dividends attributable to preferred stock	4,468	4,468	4,468	4,468	4,468

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$11,495	$70,617	$7,387	$13,866	$6,870

Net income per common share - basic	$0.23	$1.38	$0.14	$0.27	$0.13

Net income per common share - diluted	$0.22	$1.33	$0.14	$0.27	$0.13

Weighted average shares outstanding - basic	50,875	51,335	51,130	51,240	51,065

Weighted average shares outstanding - assuming dilution	52,090	53,520	52,345	52,190	51,990

___________ (1) Details of earnings from discontinued operations, net:

	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005
Rental and ancillary income	—	$1,560	$5,086	$5,082	$5,184
Real estate expenses	—	(777)	(1,908)	(1,739)	(1,990)
Depreciation	—	—	—	—	(815)

Income from discontinued operations, net	—	$783	$3,178	$3,343	$2,379

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006	Dec 31, 2005	Sept. 30, 2005
CALCULATION OF FFO

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$11,495	$70,617	$7,387	$13,866	$6,870
Add back/exclude:
Depreciation from continuing operations	18,353	18,376	19,131	18,313	18,893
Depreciation from discontinued operations	—	—	—	—	815
Minority interests	897	897	908	915	915
Depreciation from unconsolidated entities	244	243	95	209	209
Net (gain) on sales	—	(38,302)	—	—	—
Less: Minority interests not convertible into common shares	(406)	(406)	(405)	(405)	(405)

FUNDS FROM OPERATIONS (1)	$30,583	$51,425	$27,116	$32,898	$27,297

Nonroutine income items (2)	—	$22,985	—	$4,575	—

Other expenses (3)	$576	$62	$499	$1,182	$759

Weighted average shares and equivalents outstanding - assuming dilution	53,050	53,520	53,340	53,210	53,010

PER SHARE INFORMATION - ASSUMING DILUTION:

Funds from operations	$0.58	$0.96	$0.51	$0.62	$0.51
Non-routine income items (2)	$0.00	$0.43	$0.00	$0.09	$0.00
Other expenses (3)	$0.01	$0.00	$0.01	$0.02	$0.01

(1)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.
(2)	Nonroutine income items include gains on sales of land totaling $3,485,000 and Red Hawk Ranch litigation settlement proceeds of $19,500,000 for the quarter ended June 30, 2006. For the quarter ended December 31, 2005, the non-routine income represents a gain on sale of partnership interest totaling $4,575,000.
(3)	For the quarter ended September 30, 2006 Other Expenses relates to a prepayment penalty on notes retired prior to maturity. For all other quarters reported, Other Expenses represents litigation costs incurred in connection with a construction defect lawsuit related to Red Hawk Ranch apartment community, which was settled during the quarter ended June 30, 2006.

	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006	Dec 31, 2005	Sept. 30, 2005
CAPITAL EXPENDITURES

Capital expenditures (4)	$4,018	$4,395	$1,254	$5,296	$3,057

Average apartment units in period	22,175	22,725	24,442	23,937	23,826
Capital expenditures per apartment unit in period	$181	$193	$51	$221	$128
Capital expenditures per apartment unit-trailing four quarters	$646	$593	$571	$564	$560
Revenue enhancing rehabilitation costs	$8,823	$6,987	$5,557	$6,154	$4,474

(4)	Represents capital expenditures, excluding rehabilitation costs and development advances. The company expenses certain improvements related to the operation of apartment communities, including carpet, window covering and appliance replacements.

	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006	Dec 31, 2005	Sept. 30, 2005
RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS

Revenues from continuing operations	$86,668	$105,923	$79,607	$83,593	$77,449
Revenues from discontinued operations	—	1,560	5,086	5,082	5,184

Total Revenues	$86,668	$107,483	$84,693	$88,675	$82,633
Real estate expenses-continuing operations	$26,535	$26,163	$25,162	$22,625	$24,366
Real estate expenses-discontinued operations	—	777	1,908	1,739	1,990

Total Real Estate Expenses	$26,535	$26,940	$27,070	$24,364	$26,356

Total Net Operating Income	$60,133	$80,543	$57,623	$64,311	$56,277

Depreciation from continuing operations	$18,353	$18,376	$19,131	$18,313	$18,893
Depreciation from discontinued operations	—	—	—	—	815

Total Depreciation	$18,353	$18,376	$19,131	$18,313	$19,708

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended September 30, 2006 and 2005

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	Q3 2006	Q3 2005	% Change	Q3 2006	Q3 2005	% Change
California
L.A./Orange County	6,825	$27,591	$26,050	5.9%	$8,195	$7,993	2.5%
San Diego	3,711	15,585	14,787	5.4%	4,510	4,021	12.2%
San Francisco	3,035	12,593	11,927	5.6%	3,643	3,370	8.1%
Sacramento	2,156	6,684	6,494	2.9%	2,164	2,010	7.7%

Pacific Northwest
Seattle	3,572	11,490	10,436	10.1%	3,904	3,687	5.9%

Mountain/Desert Markets
Phoenix	1,334	3,476	3,151	10.3%	1,369	1,253	9.3%

Total Same-Store (1)	20,633	$77,419	$72,845	6.3%	$23,785	$22,334	6.5%

			Net Operating Income
	No. of Communities	No. of Units	Q3 2006	Q3 2005	% Change	% of Total
California
L.A./Orange County	25	6,825	$19,396	$18,057	7.4%	36%
San Diego	12	3,711	11,075	10,766	2.9%	21%
San Francisco	9	3,035	8,950	8,557	4.6%	17%
Sacramento	10	2,156	4,520	4,484	0.8%	8%

Pacific Northwest
Seattle	14	3,572	7,586	6,749	12.4%	14%

Mountain/Desert Markets
Phoenix	3	1,334	2,107	1,898	11.0%	4%

Total Same-Store (1)	73	20,633	$53,634	$50,511	6.2%	100%

			Net Operating Income
	No. of Communities	No. of units	Q3 2006	Q3 2005
“Non Same-Store” Summary

Acquired properties (2)	3	684	$1,819	$635
Development properties (3)	2	396	1,571	175
Rehabilitation properties (4)	1	453	376	931
Discontinued operations (5)	7	2,184	0	3,194
Joint venture and other real estate income (6)	9	2,672	711	155
Commercial properties (7)	n/a	n/a	550	230
Other income	n/a	n/a	1,472	446

Total Non Same-Store	22	6,389	$6,499	$5,766

Less Properties Sold Q2’06	(7)	(2,184)
Total All Units / NOI	88	24,838	$60,133	$56,277

(1)	Consists of stabilized properties owned by BRE for at least five full quarters, starting July 1, 2005
(2)	Consists of NOI from properties acquired after July 1, 2005
(3)	Consists of NOI from two properties (396 units) delivered during 2006 and one property (246 units) partially delivered with units under construction.
(4)	Consists of NOI from one property which is under rehabilitation.
(5)	Includes results from seven properties held for sale and contributed to joint venture in April of 2006.
(6)	Consists primarily of our percentage of net income derived from joint venture investments in rental properties.
(7)	Consists of NOI from two office parks that will later be converted to multi-family.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Nine Months Ended September 30, 2006 and 2005

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	YTD 2006	YTD 2005	% Change	YTD 2006	YTD 2005	% Change
California
L.A./Orange County	5,967	$67,934	$63,787	6.5%	$21,388	$19,713	8.5%
San Diego	3,711	45,982	43,302	6.2%	13,026	11,772	10.7%
San Francisco	3,035	36,843	34,664	6.3%	10,962	10,179	7.7%
Sacramento	2,156	19,819	18,897	4.9%	6,382	6,058	5.4%

Pacific Northwest
Seattle	3,149	29,014	26,817	8.2%	10,203	9,576	6.6%

Mountain/Desert Markets
Phoenix	1,334	10,245	9,172	11.7%	3,953	3,597	9.9%

Total Same-Store (1)	19,352	$209,837	$196,639	6.7%	$65,916	$60,895	8.2%

			Net Operating Income
	No. of Communities	No. of Units	YTD 2006	YTD 2005	% Change	% of Total
California
L.A./Orange County	23	5,967	$46,546	$44,074	5.6%	32%
San Diego	12	3,711	32,956	31,530	4.5%	23%
San Francisco	9	3,035	25,881	24,485	5.7%	18%
Sacramento	10	2,156	13,437	12,839	4.7%	10%

Pacific Northwest
Seattle	13	3,149	18,811	17,241	9.1%	13%

Mountain/Desert Markets
Phoenix	3	1,334	6,292	5,575	12.9%	4%

Total Same-Store (1)	70	19,352	$143,921	$135,744	6.0%	100%

			Net Operating Income
	No. of Communities	No. of units	YTD 2006	YTD 2005
“Non Same-Store” Summary
Acquired properties (2)	5	1,731	$14,804	$9,483
Development properties (3)	3	630	5,594	2,304
Rehabilitation properties (4)	1	453	1,545	2,615
Discontinued operations (5)	7	2,184	3,961	11,666
Joint venture and other real estate income (6)	9	2,672	1,289	402
Commercial properties (7)	n/a	n/a	1,684	229
Other income	n/a	n/a	25,501	2,146

Total Non Same-Store	25	7,670	$54,378	$28,845

Less Properties Sold Q2’06	(7)	(2,184)

Total All Units / NOI	88	24,838	$198,299	$164,589

(1)	Consists of stabilized properties owned by BRE for at least seven full quarters, starting January 1, 2005
(2)	Consists of NOI from properties acquired or stabilized after January 1, 2005
(3)	Consists of NOI from three properties (630 units) fully delivered or stabilized after January 1, 2005 and one property (246 units) partially delivered with units under construction.
(4)	Consists of NOI from one property which is under rehabilitation.
(5)	For 2006 includes results from seven properties contributed to joint venture in April of 2006. For 2005, amounts also include NOI from three properties sold during the first six months of 2005.
(6)	Consists primarily of our percentage of net income derived from joint venture investments in rental properties.
(7)	Consists of NOI from two office parks that will later be converted to multi-family.

BRE Properties, Inc.

“Same-Store” Operating Metrics

As of September 30, 2006 and 2005

	No. of Units	Market Rent per Unit (1)			Occupancy (2)		Turnover Ratio (3)
		Q3’06	Q3’05	% Change	Q3’06	Q3’05	2006	2005
California
L.A./ Orange Co.	6,825	$1,460	$1,360	7.3%	94.2%	94.9%	65%	64%
San Diego	3,711	1,501	1,420	5.7%	95.2%	95.5%	73%	69%
San Francisco	3,035	1,532	1,401	9.4%	94.1%	95.7%	59%	59%
Sacramento	2,156	1,102	1,067	3.3%	94.4%	96.5%	69%	70%

Pacific Northwest
Seattle	3,572	1,144	1,039	10.1%	94.4%	94.1%	60%	60%

Mountain/Desert Markets
Phoenix	1,334	955	835	14.3%	93.1%	94.9%	70%	72%

Total/Average Same Store (4)	20,633	$1,353	$1,257	7.7%	94.4%	95.1%	66%	65%

(1)	Represents, by region, weighted average market level rents for the period.
(2)	Represents average physical occupancy for the quarter. Excludes properties in lease-up.
(3)	Represents the annualized number of units turned over for the nine month period, divided by the number of units in the region.
(4)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting July 1, 2005

“Non Same-Store” Operating Metrics

Acquisition, Development, Rehabilitation,

and Joint Venture Communities - Q306 (5)

	Number of Units
	ACQ	DEV	REHAB	JV	Total	Market Rent/Unit	Average Occupancy
California
L.A./ Orange Co.	684	396	—	—	1,080	$1,583	90.7%
San Francisco	—	—	453	—	453	1,574	53.5%
Sacramento	—	—	—	236	236	1,150	96.9%

Mountain/Desert Markets
Phoenix	—	—	—	816	816	998	94.4%
Denver	—	—	—	1,620	1,620	835	88.9%

Total/Average Non-Same Store	684	396	453	2,672	4,205	$1,156	87.1%

Total/Average Portfolio					24,838	$1,320	93.1%

(5)	Consists of communities acquired and development properties delivered or stabilized after July 1, 2005, one community currently under rehabilitation and nine communities contributed to JV arrangements.

BRE Properties, Inc.

Debt Structure and Share Analysis as of September 30, 2006

(Dollar and share amounts in thousands)

	Balance Outstanding September 30, 2006	Average Life	For the nine months ended September 30, 2006
			Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets
FIXED RATE
Unsecured (1)	$1,290,000	5.38 years	5.65%	82.3%	42.2%
Secured	179,054	4.93 years	6.37%	11.4%	5.9%
Total fixed rate debt	$1,469,054	5.33 years	5.73%	93.7%	48.1%

VARIABLE RATE DEBT

Unsecured Line of credit (2)	$0	3.25 years	5.40%	0.0%	0.0%
Secured Line of credit	75,000	1.67 years	6.20%	4.8%	2.5%
Secured tax-exempt mortgages	23,290	1.73 years	4.73%	1.5%	0.8%
Total variable rate debt	$98,290	1.68 years	5.85%	6.3%	3.3%

TOTAL DEBT	$1,567,344	5.10 years	5.74%	100.0%	51.4%

Ratio of debt to total market capitalization	32%
Interest expense coverage - YTD ‘06 (3)	2.7	x
Fixed charge coverage - YTD ‘06 (3)	2.2	x

SCHEDULED PRINCIPAL PAYMENTS

	Unsecured	Secured	Total
2006	$0	$13,426	$13,426
2007	50,000	14,820	64,820
2008 (4)	—	97,577	97,577
2009	200,000	19,328	219,328
2010	150,000	33,279	183,279
2011	250,000	2,121	252,121
Thereafter	640,000	96,792	736,792

Total	$1,290,000	$277,344	$1,567,344

SENIOR UNSECURED DEBT RATINGS

Moody’s	Baa2	(stable	)
Standard & Poor’s	BBB	(stable	)
Fitch	BBB	(stable	)

CAPITALIZED INTEREST

	Qtr. Ended 9/30/2006	Qtr. Ended 9/30/2005
Interest capitalized	$3,784	$3,131

	YTD 9/30/2006	YTD 9/30/2005
Interest capitalized	$11,560	$8,020

SUMMARY OF COMMON SHARES

	Qtr. Ended 9/30/2006	Qtr. Ended 9/30/2005
Weighted Average
Weighted average shares outstanding (5)	50,875	51,065
Weighted average OP units	960	1,020
Dilutive effect of stock options	1,215	925

Diluted shares—FFO (6)	53,050	53,010
Less: Anti-dilutive OP Units (7)	(960)	(1,020)

Diluted shares - EPS(8)	52,090	51,990

	YTD 9/30/2006	YTD 9/30/2005
Weighted Average
Weighted average shares outstanding (5)	51,065	50,830
Weighted average OP units	975	1,020
Dilutive effect of stock options	1,220	810

Diluted shares - FFO (6)	53,260	52,660
Less: Anti-dilutive OP Units (7)	(975)	(1,020)

Diluted shares - EPS(8)	52,285	51,640

	As of 9/30/2006	As of 9/30/2005
Ending
Shares outstanding at end of period	50,283	51,186
OP units at end of period	959	1,019
Dilutive effect of stock options	1,220	925

Total	52,462	53,130

SUMMARY OF PREFERRED SHARES
	Qtr. Ended 9/30/2006	Qtr. Ended 9/30/2005
8.08% Series B, $25 per share liquidation pref.	3,000	3,000
6.75% Series C, $25 per share liquidation pref.	4,000	4,000
6.75% Series D, $25 per share liquidation pref.	3,000	3,000

	10,000	10,000

(1)	Includes $460 million in convertible senior notes.
(2)	At September 30, 2006 we had a revolving Line of credit providing up to $600 million priced at LIBOR plus 57.5 bp, maturing in January 2010.
(3)	Represents interest expense and preferred stock dividend payment coverage for the nine months ended September 30, 2006.
(4)	Includes the scheduled maturity of our secured line of credit. At September 30, the outstanding balance was $75,000,000
(5)	Represents denominator for shares in the calculation of basic earnings per share.
(6)	Represents denominator for shares in the calculation of diluted FFO per share.
(7)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(8)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.

Development Communities and Land Held for Development

September 30, 2006

(Dollar amounts in millions)

	Number of Units	Cost Incurred (1)	Estimated Cost	Balance to Complete	Product Type	First Units Delivered	Estimated Completion (2)
CONSTRUCTION IN PROGRESS
Galleria at Towngate
Moreno Valley, CA	268	$39.3	$40.1	0.8	Garden	3Q/2005	4Q/2006
The Stuart at Sierra Madre Villa
Pasadena, CA	188	44.4	55.7	11.3	Podium	1Q/2007	3Q/2007
Bay Vista Apartments
Emeryville, CA	224	34.2	65.7	31.5	Podium	3Q/2007	4Q/2007
Renaissance at Uptown Orange
Orange, CA	460	68.4	114.7	46.3	Wrap	1Q/2007	1Q/2008
5600 Wilshire
Los Angeles, CA	284	44.5	129.6	85.1	Podium	3Q/2008	1Q/2009
Stadium Park I
Anaheim, CA	320	21.4	80.7	59.3	Podium	3Q/2008	2Q/2009

Total CIP	1,744	$252.2	$486.5	$234.3

	Number of Units	Cost Incurred (4)	Estimated Cost	Estimated Const. Start	Product Type
LAND OWNED (3)
Taylor 28 Apartments
Seattle, WA	197	$11.3	$58.4	2Q/2007	Podium
Stadium Park II
Anaheim, CA	243	17.8	70.4	3Q/2007	Wrap
Crossings (5)
Santa Clara, CA	278	30.0	79.6	3Q/2007	Podium
Belcarra Apartments (6)
Bellevue, WA	tbd	18.2	tbd	tbd	tbd

Total LUD	718	$77.3	$208.4

Projected Composite Yield Upon Stabilization (7)		6.75% - 7.75%

	Number of Units	Cost Incurred (9)	Estimated Cost (10)	Estimated Const. Start	Product Type
LAND UNDER CONTRACT (8)
Riverside, CA	208	$0.8	$45.5	2H/2007	Garden
Pasadena II, CA	212	0.9	77.6	1H/2008	Podium
Pleasanton, CA	250	1.7	72.1	2H/2008	Garden
Mercer Island, WA	162	0.4	50.1	2H/2008	Podium
Walnut Creek, CA	371	2.3	100.2	1H/2009	Podium

Total	1,203	$6.1	$345.5

(1)	Reflects all recorded costs incurred as of September 30, 2006, recorded on our consolidated balance sheet as “direct investments in real estate-construction in progress.” Included in this amount is $36.5 million of costs for the 246 completed units on Galleria at Towngate which are reflected on our Consolidated Balance Sheet as “direct investments in real estate-investments in rental properties.”
(2)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy issued and be ready for occupancy. Completion dates have been updated to reflect our current estimates of receipt of final certificates of occupancy, which are dependent on several factors, including construction delays and the inability to obtain necessary public approvals.
(3)	Land under development represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress on our consolidated balance sheet.
(4)	Reflects all recorded costs incurred as of September 30, 2006, recorded on our consolidated balance sheet as “Land under development.” Included in this amount is $30.0 million of costs for Santa Clara which currently has four office buildings which are reflected on our Consolidated Balance Sheet as “direct investments in real estate-investments in rental properties.”
(5)	Costs incurred reflects purchase price of 7.3 acre site. BRE intends to retain a portion for development and sell the excess parcel.
(6)	Project site plan and product type currently under review.
(7)	Represents weighted average projected stabilized yield for construction in progress and land under development.
(8)	Land under contract represents land parcels for which we have signed a purchase and sale agreement and commenced the entitlement process.
(9)	Represents deposits, contractual costs, and entitlement expenses incurred to date.
(10)	Estimated costs for properties categorized as Land under Contract are subject to change during the process of entitlement.

BRE Properties, Inc.	Exhibit A
Sequential “Same-Store” Multifamily Markets Summary
Last five quarters

REVENUES

	Q3 2006	Q2 2006	Q1 2006	Q4 2005	Q3 2005
California
L.A./Orange County	2.6%	2.7%	0.2%	0.7%	2.8%
San Diego	1.0%	3.1%	-2.0%	3.3%	2.5%
San Francisco	2.4%	2.9%	0.2%	0.0%	3.6%
Sacramento	1.1%	1.3%	-0.9%	1.4%	3.0%

Pacific Northwest
Seattle	3.3%	5.5%	1.9%	-1.2%	2.0%

Mountain/Desert Markets
Phoenix	1.1%	3.2%	1.8%	3.8%	3.9%

Total Same Store	2.2%	3.1%	-0.1%	1.1%	2.8%

EXPENSES (1)
	Q3 2006	Q2 2006	Q1 2006	Q4 2005	Q3 2005
California
L.A./Orange County	-5.4%	7.3%	11.7%	-8.6%	5.2%
San Diego	2.6%	6.6%	8.8%	-5.7%	5.8%
San Francisco	0.7%	-2.3%	-0.7%	10.7%	-1.5%
Sacramento	2.2%	0.8%	13.2%	-7.7%	-2.7%

Pacific Northwest
Seattle	5.6%	-3.2%	14.8%	-10.0%	7.5%

Mountain/Desert Markets
Phoenix	4.9%	2.0%	13.5%	-10.0%	4.4%

Total Same Store	0.0%	3.1%	9.5%	-5.1%	3.6%

NET OPERATING INCOME
	Q3 2006	Q2 2006	Q1 2006	Q4 2005	Q3 2005
California
L.A./Orange County	6.4%	0.6%	-4.2%	4.9%	1.7%
San Diego	0.4%	1.7%	-5.5%	6.6%	1.4%
San Francisco	3.1%	5.3%	0.6%	-4.2%	5.8%
Sacramento	0.6%	1.5%	-6.5%	5.6%	5.8%

Pacific Northwest
Seattle	2.2%	10.6%	-4.4%	3.8%	-0.9%

Mountain/Desert Markets
Phoenix	-1.2%	4.0%	-4.3%	12.9%	3.5%

Total Same Store	3.1%	3.1%	-4.0%	3.9%	2.5%

(1)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

BRE Properties, Inc.	Exhibit B
Net Asset Value Calculation, Annualized Q3 2006

(Amounts in thousands, except per share data)

Overall portfolio capitalization rate: 4.75% (1)

	Calculation per Actual-Q3 ‘06	Adjustments		As Adjusted
Annualized revenues and expenses:
Current rental revenues	$321,376			$321,376
Partnership and ancillary revenues	19,408			19,408

Total real estate revenues	340,784	($7,393	) (2),(3)	$333,391
Total real estate expenses	(106,140)	2,912	(2),(3)	(103,228)

Annualized real estate net operating income	$234,644	($4,481)		$230,163

Real estate asset value	4,939,874			$4,845,537

Value of other assets:
Properties acquired @ 1.0x cost	—			—
Construction in progress @ 1.20x cost	258,780	92,010	(2)	350,790
Land under development @1.20x cost	56,800	35,404	(3)	92,204
Receivables and other assets, tangible	51,995			51,995
Other liabilities and nonconvertible minority interest	(95,788)			(95,788)

Total value of other assets	$271,787	$127,414		$399,201

Value of all assets:
Real estate asset value	$4,939,874			$4,845,537
Value of other assets	271,787			399,201

Total asset value	$5,211,661			$5,244,738

Debt and preferred equity:
Mortgage loans	$202,344			$202,344
Unsecured senior notes	1,290,000			1,290,000
Unsecured line of credit	—			—
Secured line of credit	75,000			75,000
Perpetual preferred stock	250,000			250,000

Total debt and preferred	$1,817,344			$1,817,344

Current equity value	$3,394,317			$3,427,394

Common shares outstanding	50,283			50,283
Operating partnership units	959			959
Dilution from stock options	1,220			1,220

Diluted shares/OP units outstanding	52,462			52,462

CURRENT NET ASSET VALUE PER SHARE	$64.70			$65.33

1 Market cap rates	Current range
San Francisco	4.00% - 4.75%
San Diego	4.75% - 5.25%
L.A. / Orange Co.	4.00% - 5.00%
Sacramento	5.00% - 5.50%
Seattle	4.50% - 5.50%
Phoenix	4.75% - 5.50%

Weighted average	4.30% - 5.15%

NAV Sensitivity
Cap Rate	$NAV / Share
5.00%	$60.71
4.75%	$65.33
4.50%	$70.46

1	The NAV calculation uses a cap rate of 4.75%, which is at the mid point of our estimated composite range. Market cap rates are based on market transactional data in each operating region, compiled internally, and updated as market conditions change.
2	Represents Bridgeport Coast in Santa Clarita, CA, and Galleria at Towngate in Moreno Valley, CA which have commenced the lease up process or did not generate full rental revenues for the period. Cost is added back to CIP at 1.20x of cost, and NOI from those communities is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $3.4M.
3	Represents Crossings, which is an office parcel in Santa Clara for which we commenced the transition to a multifamily development during the quarter. Cost is added back to LUD at 1.20x of cost, and NOI is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $1.1M.

BRE Properties, Inc.	Exhibit C
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 9/30/06	Quarter Ended 9/30/05	Nine Months Ended 9/30/06	Nine Months Ended 9/30/05
Net income available to common shareholders	$11,495	$6,870	$89,499	$49,209
Depreciation from continuing operations	18,353	18,893	55,860	52,722
Depreciation from discontinued operations	—	815	—	3,241
Minority interests	897	915	2,702	2,620
Depreciation from unconsolidated entities	244	209	582	627
Net gain on investments	—	—	(38,302)	(26,897)
Less: Minority interests not convertible to common	(406)	(405)	(1,217)	(1,091)

Funds from operations	$30,583	$27,297	$109,124	$80,431

Diluted shares outstanding - EPS (1)	52,090	51,990	52,285	51,640
Net income per common share - diluted	$0.22	$0.13	$1.71	$0.95

Diluted shares outstanding - FFO (1)	53,050	53,010	53,260	52,660
FFO per common share - diluted	$0.58	$0.51	$2.05	$1.53

(1)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.	Exhibit C, continued
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions, nonroutine items, and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter ended 9/30/06	Quarter ended 9/30/05	Nine Months Ended 9/30/06	Nine Months Ended 9/30/05
Net income available to common shareholders	$11,495	$6,870	$89,499	$49,209
Interest	20,372	19,512	60,842	55,949
Depreciation	18,353	19,708	55,860	55,963

EBITDA	50,220	46,090	206,201	161,121
Minority interests	897	915	2,702	2,620
Net gain on sales	—	—	(38,302)	(26,897)
Gain on sales of land	—	—	(3,485)	—
Dividends on preferred stock	4,468	4,468	13,404	13,404
Other expenses	576	759	1,137	1,488
Red Hawk Settlement	—	—	(19,500)	—

Adjusted EBITDA	$56,161	$52,232	$162,157	$151,736

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter ended 9/30/06	Quarter ended 9/30/05	Nine Months Ended 9/30/06	Nine Months Ended 9/30/05
Net income available to common shareholders	$11,495	$6,870	$89,499	$49,209
Interest	20,372	19,512	60,842	55,949
Depreciation	18,353	19,708	55,860	55,963
Minority interests	897	915	2,702	2,620
Net gain on sales	—	—	(38,302)	(26,897)
Dividends on preferred stock	4,468	4,468	13,404	13,404
General and administrative expense	3,972	4,045	13,157	12,853
Other expenses	576	759	1,137	1,488

NOI	$60,133	$56,277	$198,299	$164,589

Less Non Same-Store NOI	6,499	5,766	54,378	28,845

Same-Store NOI	$53,634	$50,511	$143,921	$135,744